EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation  of Twentieth  Century  Investors,  Inc.,
             dated  June  26,  1990  (filed  as  Exhibit  b1a of  Post-Effective
             Amendment No. 73 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             November 19, 1990 (filed as Exhibit b1b of Post-Effective Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a3     Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation  and  Twentieth  Century  Investors,  Inc.,  a Delaware
             corporation,  dated  February  22,  1991  (filed as Exhibit  b1c of
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             29, 1996, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             August 10, 1993 (filed as Exhibit b1d of  Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             September 3, 1993 (filed as Exhibit b1e of Post-Effective Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             April 28, 1995 (filed as Exhibit  b1f of  Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a7     Articles  Supplementary  of  Twentieth  Century  Investors,   dated
             October 11, 1995 (filed as Exhibit b1g of Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a8     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             January 22, 1996 (filed as Exhibit b1h of Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a9     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             March 11, 1996 (filed as Exhibit  b1i of  Post-Effective  Amendment
             No.  75  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,   File  No.  2-14213,  filed  on  June  14,  1996,  and
             incorporated herein by reference).

EX-99.a10    Articles  Supplementary of Twentieth Century Investors,  Inc. dated
             September 9, 1996 (filed as Exhibit a10 of Post-Effective Amendment
             No.  85  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on  September  1, 1999,  and incorporated herein by reference).

EX-99.a11    Articles of Amendment of Twentieth  Century  Investors,  Inc. dated
             December 2, 1996 (filed as Exhibit b1j of Post-Effective  Amendment
             No.  76  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  28,  1997,  and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996 (filed as Exhibit b1k of Post-Effective  Amendment
             No.  76  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  28,  1997,  and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Mutual Funds, Inc. dated
             July 28, 1997 (filed as Exhibit b1l of Post-Effective Amendment No.
             78 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No.  2-14213,  filed on February  26, 1998,  and  incorporated herein by reference).

EX-99.a14    Articles Supplementary of American Century Mutual Funds, Inc. dated
             November 28, 1997 (filed as Exhibit a13 of Post-Effective Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.a15    Certificate  of  Correction to Articles  Supplementary  of American
             Century  Mutual  Funds,  Inc.  dated  December  18,  1997 (filed as
             Exhibit a14 of Post-Effective  Amendment No. 83 to the Registration
             Statement on Form N-1A of the Registrant,  File No. 2-14213,  filed on February 26, 1999, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 18, 1997 (filed as Exhibit b1m of Post-Effective Amendment
             No.  78  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  (filed on February 26,  1998,  and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Mutual Funds, Inc. dated
             January 25, 1999 (filed as Exhibit a16 of Post-Effective  Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.a18    Articles Supplementary of American Century Mutual Funds, Inc. dated
             February 16, 1999 (filed as Exhibit a17 of Post-Effective Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.a19    Articles  Supplementary  of  American  Century  Mutual  Funds, Inc.
             (filed  as  Exhibit  a19 of Post-Effective Amendment  No. 87 to the
             Registration  Statement on Form N-1A  of the  Registrant, File  No.
             2-14213, filed  on  November 29, 1999, and  incorporated herein  by reference).

EX-99.b1     Bylaws of Twentieth Century Investors, Inc. (filed as Exhibit b2 of
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             29, 1996, and incorporated herein by reference).

EX-99.b2     Amendment of Bylaws of American  Century Mutual Funds,  Inc. (filed
             as  Exhibit  b2b  of   Post-Effective   Amendment   No.  9  to  the
             Registration  Statement  on Form N-1A of American  Century  Capital
             Portfolios,  Inc., File No.  33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1     Management  Agreement  between American Century Mutual Funds,  Inc.
             and American Century  Investment  Management,  Inc. dated August 1,
             1997 (filed as Exhibit b5 of Post-Effective Amendment No. 78 to the
             Registration  Statement  on Form N-1A of the  Registrant,  File No.
             2-14213,  filed on February 26, 1998,  and  incorporated  herein by reference).

EX-99.d2     Addendum to Management  Agreement  between  American Century Mutual
             Funds, Inc. and American Century Investment Management,  Inc. dated
             February 16, 1999 (filed as Exhibit d2 of Post-Effective  Amendment
             No.  83  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.d3     Addendum to Management  Agreement  between  American Century Mutual
             Funds,  Inc. and  American  Century  Investment   Management,  Inc.
             (filed as  Exhibit  d3 of  Post-Effective  Amendment  No. 87 to the
             Registration  Statement  on  Form N-1A  of the Registrant, File No.
             2-14213,  filed on November 29, 1999, and  incorporated  herein  by reference.

EX-99.e1     Distribution  Agreement between American Century Mutual Funds, Inc.
             and Funds Distributor,  dated January 15, 1998 (filed as Exhibit b6 of Post-Effective Amendment No. 30 to the Registration Statement on
             Form N-1A of American  Century Target  Maturities  Trust,  File No.
             2-94608,  filed on January 30,  1998,  and  incorporated  herein by reference).

EX-99.e2     Amendment  No. 1 to the  Distribution  Agreement  between  American
             Century Mutual Funds, Inc. and Funds  Distributor,  Inc. dated June
             1, 1998 (filed as Exhibit b6b of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital
             Portfolios,  Inc., File No.  33-64872,  filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3     Amendment  No. 2 to the  Distribution  Agreement  between  American
             Century  Mutual  Funds,  Inc.  and Funds  Distributor,  Inc.  dated
             December 1, 1998 (filed as Exhibit b6c of Post-Effective  Amendment
             No.  12 to the  Registration  Statement  on Form  N-1A of  American
             Century  World Mutual  Funds,  Inc.,  File No.  33-39242,  filed on
             November 13, 1998, and incorporated herein by reference).

EX-99.e4     Amendment  No. 3 to the  Distribution  Agreement  between  American
             Century  Mutual  Funds,  Inc.  and Funds  Distributor,  Inc.  dated
             January 29, 1999 (filed as Exhibit e4 of  Post-Effective  Amendment
             No.  24 to the  Registration  Statement  on Form  N-1A of  American
             Century  Variable  Portfolios,  Inc., File No.  33-14567,  filed on
             January 15, 1999, and incorporated herein by reference).

EX-99.e5     Amendment  No. 4 to the  Distribution  Agreement  between  American
             Century Mutual Funds, Inc. and Funds  Distributor,  Inc. dated July
             30, 1999 (filed as Exhibit e5 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital
             Portfolios,  Inc., File No.  33-64872,  filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6     Amendment  No. 5 to the  Distribution  Agreement  between  American
             Century  Mutual Funds, Inc. and Funds Distributor,  Inc. (filed  as
             Exhibit e6 of  Post-Effective Amendment  No. 87 to the Registration
             Statement on Form N-1A  of the  Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference.

EX-99.g1     Global Custody  Agreement  between The Chase Manhattan Bank and the
             Twentieth Century and Benham funds,  dated August 9, 1996 (filed as
             Exhibit 8 of  Post-Effective  Amendment No. 31 to the  Registration
             Statement on Form N-1A of American Century Government Income Trust,
             File No.  2-99222,  filed on  February  7, 1997,  and  incorporated herein by reference).

EX-99.g2     Master Agreement  between Commerce Bank, N.A. and Twentieth Century
             Services,  Inc.  dated  January  22,  1997  (filed as Exhibit 8e of
             Post-Effective  Amendment No. 76 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             28, 1997, and incorporated herein by reference).

EX-99.h1     Transfer Agency Agreement dated as of March 1, 1991, by and between
             Twentieth Century  Investors,  Inc. and Twentieth Century Services,
             Inc. (filed as Exhibit 9 of Post-Effective  Amendment No. 76 to the
             Registration  Statement  on Form N-1A of the  Registrant,  File No.
             2-14213,  filed on February 28, 1997,  and  incorporated  herein by reference).

EX-99.h2     Credit  Agreement  between  American  Century  Funds  and The Chase
             Manhattan  Bank, as  Administrative  Agent dated as of December 21,
             1999  (filed   electronically   as  Exhibit  h3  to  Post-Effective
             Amendment  No.  29 to the  Registration  Statement  on Form N-1A of
             American Century California  Tax-Free and Municipal Funds, File No.
             2-82734,  filed on December 29, 1999,  and  incorporated  herein by reference).

EX-99.i      Opinion and Consent of Counsel is included herein.

EX-99 j1     Consent  of  Deloitte  &  Touche, LLP,  independent  auditors, is included herein.

EX-99.j2     Power of Attorney  dated  February 19, 1999 (filed as Exhibit j2 of
             Post-Effective  Amendment No. 83 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             26, 1999, and incorporated herein by reference).

EX-99.m1     Master  Distribution  and  Shareholder  Services  Plan of Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth  Century  Strategic  Asset  Allocations,  Inc. and
             Twentieth  Century  World  Investors,  Inc.  (Advisor  Class) dated
             September  3,  1996  (filed  as  Exhibit  b15a  of   Post-Effective
             Amendment  No.  9 to the  Registration  Statement  on Form  N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  June 13,  1997  (filed  as  Exhibit  b15d of  Post-Effective
             Amendment No. 77 to the Registration  Statement on Form N-1A of the
             Registrant,   File  No.  2-14213,  filed  on  July  17,  1997,  and
             incorporated herein by reference).

EX-99.m3     Amendment No. 2 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  September 30, 1997 (filed as Exhibit b15c of  Post-Effective
             Amendment No. 78 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1998,  and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  June 30,  1998  (filed  as  Exhibit  b15e of  Post-Effective
             Amendment  No.  11 to the  Registration  Statement  on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  November 13, 1998 (filed as Exhibit  b15e of  Post-Effective
             Amendment  No.  12 to the  Registration  Statement  on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  February  16,  1999  (filed as Exhibit m6 of  Post-Effective
             Amendment No. 83 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             dated  July  30,  1999  (filed  electronically  as  Exhibit  m7  to
             Post-Effective  Amendment  No. 16 on Form N-1A of American  Century
             Capital Portfolios,  Inc., File No. 33-64872, on July 29, 1999, and
             incorporated herein by reference).

EX-99.m8     Amendment No. 7 to Master  Distribution  and  Shareholder  Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds,  Inc. (Advisor Class)
             (filed as  Exhibit  m8 to  Post-Effective  Amendment  No. 87 to the
             Registration  Statement  on Form N-1A of the  Registrant,  File No.
             2-14213,  filed on November 29, 1999,  and  incorporated  herein by reference).

EX-99.m9     Shareholder  Services Plan of Twentieth Century Capital Portfolios,
             Inc.,   Twentieth  Century  Investors,   Inc.,   Twentieth  Century
             Strategic  Asset  Allocations,  Inc. and  Twentieth  Century  World
             Investors,  Inc.  (Service Class) dated September 3, 1996 (filed as
             Exhibit b15b of Post-Effective  Amendment No. 9 to the Registration
             Statement  on Form N-1A of  American  Century  Capital  Portfolios,
             Inc.,  File  No.   33-64872,   filed  on  February  17,  1998,  and
             incorporated herein by reference).

EX-99.o1     Multiple Class Plan of Twentieth Century Capital Portfolios,  Inc.,
             Twentieth  Century  Investors,  Inc.,  Twentieth  Century Strategic
             Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
             dated  September 3, 1996 (filed as Exhibit  b18b of  Post-Effective
             Amendment  No.  9 to the  Registration  Statement  on Form  N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.o2     Amendment No. 1 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b of Post-Effective Amendment No. 77 to the Registration Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on July 17,
             1997, and incorporated herein by reference).

EX-99.o3     Amendment No. 2 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit
             b18c  of  Post-Effective  Amendment  No.  78  to  the  Registration
             Statement on Form N-1A of the Registrant,  File No. 2-14213,  filed on February 26, 1998, and incorporated herein by reference).

EX-99.o4     Amendment No. 3 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d of Post-Effective Amendment No. 11 to the Registration Statement on
             Form N-1A of American  Century Capital  Portfolios,  Inc., File No.
             33-64872,  filed on June  26,  1998,  and  incorporated  herein  by reference).

EX-99.o5     Amendment No. 4 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds,  Inc. dated November 13, 1998 (filed as Exhibit
             b18e  of  Post-Effective  Amendment  No.  12  to  the  Registration
             Statement  on Form N-1A of American  Century  World  Mutual  Funds,
             Inc.,  File  No.   33-39242,   filed  on  November  13,  1998,  and
             incorporated herein by reference).

EX-99.o6     Amendment No. 5 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds,  Inc.  dated January 29, 1999 (filed as Exhibit
             b18f  of  Post-Effective  Amendment  No.  14  to  the  Registration
             Statement on Form N-1A of the Registrant,  File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.o7     Amendment No. 6 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. dated July 30, 1999 (filed  electronically
             as  Exhibit  o7  to   Post-Effective   Amendment   No.  16  to  the
             Registration  Statement  on Form N-1A of American  Century  Capital
             Portfolios,  Inc.,  File  No.  33-64872,  on  July  29,  1999,  and
             incorporated herein by reference).

EX-99.o8     Amendment No. 7 to Multiple Class Plan of American  Century Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual  Funds,  Inc.  (filed as Exhibit o8 to  Post-Effective
             Amendment No. 87 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on November  29,  1999,  and incorporated herein by reference.